UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2009

Premier Exhibitions, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3340 Peachtree Road, N.E., Suite 2250, Atlanta, Georgia	30326

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 842-2600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 23, 2009, the Board of Directors of Premier Exhibitions, Inc. (the “Company”) approved a new director compensation plan. Under the new plan, the Company will pay an annual retainer of $90,000 to each non-employee director of the Company, to be paid partly in equity and partly in cash. Mr. Mark A. Sellers will not accept any compensation for his services as a director or Chairman of the Company’s Board of Directors.
     For the 2009 calendar year, due to the limited availability of shares under the Company’s 2007 Restricted Stock Plan, each non-employee director was requested to elect $20,000 of the annual retainer to be paid in equity and $70,000 of the annual retainer to be paid in cash. Equity compensation will be in the form of restricted stock units vesting on the earlier of (i) January 1, 2010, (ii) a change of control, or (iii) the day when a director ceases to serve on the Company’s Board of Directors. If a director ceases to be a member of the Company’s Board of Directors, his restricted stock units will vest immediately and proportionately to the period of time served by the director during the year. The restricted stock units will be payable to the non-employee director, in shares of the Company’s common stock, within 20 days after becoming vested, and any units that do not vest will be forfeited. Cash compensation will be paid monthly.
     On April 23, 2009, the Company made grants of restricted stock units to its non-employee directors other than Mr. Sellers. On the same day, the Company’s Board of Directors approved the amendment and restatement of the Company’s 2007 Restricted Stock Plan to provide for grants of restricted stock units and for shorter vesting of any awards to non-employee directors. The Board also approved a form of the restricted stock unit grant notice, setting forth specific terms of such grants. The preceding summaries are qualified in their entirety by reference to the full text of the plan and the notice, copies of which are attached to this Current Report on Form 8-K as exhibits and are hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated Premier Exhibitions, Inc. 2007 Restricted Stock Plan.

10.2	Form of 2009 Non-Employee Director Restricted Stock Unit Grant Notice Under the Amended and Restated Premier Exhibitions, Inc. 2007 Restricted Stock Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.
By:	/s/ Christopher J. Davino
Christopher J. Davino
Interim President and Chief Executive Officer

Date: April 28, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Premier Exhibitions, Inc. 2007 Restricted Stock Plan.

10.2	Form of 2009 Non-Employee Director Restricted Stock Unit Grant Notice Under the Amended and Restated Premier Exhibitions, Inc. 2007 Restricted Stock Plan.